IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF FILING OF MONTHLY OPERATING REPORT FOR THE PERIOD OF APRIL 1, 2017 THROUGH APRIL 30, 2017

PLEASE TAKE NOTICE that, on May 11, 2017, the above-captioned debtor and debtor-in-possession (the "Debtor") has filed with the United States Bankruptcy Court for the District of Delaware the Debtor's Monthly Operating Report for the Period of April 1, 2017 through April 30, 2017, a copy of which is attached hereto as Exhibit A (the "Monthly Operating Report").

Dated: Wilmington, Delaware
May 11, 2017

COLE SCHOTZ P.C.

/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

– and –

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019
Telephone: (212) 752-8000
Facsimile: (212) 752-8393

Counsel for Debtor and
Debtor-in-Possession

EXHIBIT A

Monthly Operating Report

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals			X	
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt			X	
Copies of tax returns filed during reporting period			X	
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor　　　　Date

Signature of Joint Debtor　　　　Date

Signature of Authorized Individual*　　　　5/11/17
Date

John P. Hamill
Printed Name of Authorized Individual

Chief Executive Officer and Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtor-in-Possession Financial Statements- The Debtor's financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects. Accounting Standards Codification ("ASC") 852-10, *Reorganizations,* which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, *"Financial Reporting by Entities in Reorganization under the Bankruptcy Code,"* (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business. The Debtor's financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtor. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtor believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP. The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtor in the future.

Liabilities Subject to Compromise- As a result of the chapter 11 filing, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtor's statement of operations. The Debtor's balance sheets, in addition, must distinguish pre-petition liabilities subject to compromise from both those pre-petition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtor's statement of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events. While in bankruptcy, the Debtor expects its financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtor's financial statements. As a result, the Debtor's historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 Filing.

Notes to MOR-1a

Cash Disbursements Journal- The Debtor's cash disbursement journal is not included herein, however, a copy will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period- No IRS Form 6123 or Payment Receipt or Tax Returns were filed during the reporting period.

Postpetition Accounts Payable- The postpetition accounts payable reported for the reporting period represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and do not include accruals for invoices not yet received or approved.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS EastWest Bank OPERATING	Money Market	CURRENT MONTH ACTUAL	Cumulative Filing To Date ACTUAL
CASH BEGINNING OF MONTH	$ 2,052,033	$ -	$ 2,052,033	$ 4,636,083
RECEIPTS				
PROFESSIONAL RETAINER REFUNDS	-	-	-	40,724
INSURANCE PREMIUM REFUNDS	-	-	-	38,125
VENDOR REFUNDS	-	-	-	16,159
FRANCHISE TAX REFUNDS1	-	-	-	15,766
COBRA PAYMENT FROM FORMER EMPLOYEE	-	-	-	1,919
INTEREST EARNED ON MONEY MARKET ACCOUNT	-	-	-	24
TRANSFERS-IN2	-	-	-	25,051
SALE OF DE MINIMIS ASSETS3	-	-	-	2,107
TOTAL RECEIPTS	$ -	$ -	$ -	139,875
DISBURSEMENTS				
NET PAYROLL (Including Employee Reimbursements)4	38,634	-	38,634	445,712
PAYROLL TAXES (Employer and Employees)	22,834	-	22,834	264,554
401k CONTRIBUTIONS (Employer and Employees)	-	-	-	14,963
CURRENT EMPLOYEE BENEFITS (Health and HSA contribution)	2,721	-	2,721	71,785
FORMER EMPLOYEE BENEFITS (Health and HSA contribution)5	-	-	-	12,055
RENT	-	-	-	89,557
INSURANCE	1,719	-	1,719	222,200
VENDOR PAYMENTS	18,779	-	18,779	520,704
REORGANIZATION FEES	108,500	-	108,500	1,249,832
FRANCHISE TAXES	-	-	-	700
TRANSFERS-OUT2	-	-	-	25,051
TOTAL DISBURSEMENTS	$ 193,187	$ -	$ 193,187	$ 2,917,112
NET CASH FLOW	$ (193,187)	$ -	$ (193,187)	$ (2,777,237)
CASH - END OF MONTH	$ 1,858,846	$ -	$ 1,858,846	$ 1,858,846

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:			
TOTAL DISBURSEMENTS		$ 193,187	$ 2,917,112
LESS: PASS THROUGH COBRA PAYMENTS6		-	$ 5,657
LESS: TRANSFERS-OUT2		-	$ 25,051
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)		-	$ -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$ 193,187	$ 2,886,404

1. This amount represents a franchise tax refund for the calendar year 2014 received from the Department of Revenue of North Carolina.

2. Transfers from the Money Market account to the Operating account is the result of the Money Market account being closed on 12/30/2016.

3. This amount represents proceeds from the sale of a majority of the Company's remaining furniture and fixtures to Thrifty Office Furniture [Docket No. 270] and certain computer equipment to Heart to Heart International [Docket No. 271] pursuant to the Order Pursuant to Sections 105(a), 363 and 554(a) of the Bankruptcy Code and Bankruptcy Rule 2002 Authorizing and Approving Procedures for the Sale or Abandonment of De Minimis Assets Free and Clear of Liens, Claims, Interests and Encumbrances [Docket No. 223] (the "De Minimis Asset Sale Order").

4. Net Payroll includes employee reimbursements in the amount of $1,895.34 for the period.

5. Former employee benefits including 1) health benefits paid and HSA contributions made on behalf of two former employees in connection with their severance agreements as well as 2) pass-through COBRA payments made on behalf of former employees.

6. This amount represents the pass-through COBRA payments made to BCBSNC on behalf of former employees.

In re: NephroGenex, Inc.

Case No: 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		
	#		
BALANCE PER BOOKS	$1,858,846.41		
BANK BALANCE	$1,864,444.04		
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	$0.00		
(-) OUTSTANDING CHECKS (ATTACH LIST)	$5,597.63		
OTHER (ATTACH EXPLANATION)			
ADJUSTED BANK BALANCE *	$1,858,846.41		
* Adjusted bank balance must equal			
balance per books			
DEPOSITS IN TRANSIT	Date	Amount	
CHECKS OUTSTANDING	Ck. #	Amount	
	4368	$38.75	
	4373	$4,875.00	
	4374	$350.00	
	4375	$32.21	
	4376	$119.03	
	4377	$182.64	

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Kurtzman Carson Consultants, LLC	April 30, 2016 to May 31, 2016	$32,225	NephroGenex, Inc.	Wire	6/28/2016	$15,393	$16,832	$101,158	$65,775
Kurtzman Carson Consultants, LLC	May 1, 2016 to May 31, 2016	$5,850	NephroGenex, Inc.	4281	10/19/2016	$5,850	$0		
Kurtzman Carson Consultants, LLC	June 1, 2016 to September 30, 2016	$74,181	NephroGenex, Inc.	Wire	11/8/2016	$43,631	$30,550		
Kurtzman Carson Consultants, LLC	October 1, 2016 to October 31, 2016	$13,636	NephroGenex, Inc.	4315	12/12/2016	$5,338	$8,298		
Kurtzman Carson Consultants, LLC	November 1, 2016 to November 30, 2016	$5,571	NephroGenex, Inc.	4330	1/16/2017	$4,921	$650		
Kurtzman Carson Consultants, LLC	December 1, 2016 to December 31, 2016	$11,902	NephroGenex, Inc.	4348	2/14/2017	$8,672	$3,230		
Kurtzman Carson Consultants, LLC	January 1, 2017 to January 31, 2017	$9,331	NephroGenex, Inc.	4356	3/7/2017	$7,553	$1,778		
Kurtzman Carson Consultants, LLC	February 1, 2017 to February 28, 2017	$14,236	NephroGenex, Inc.	4367	4/11/2017	$9,800	$4,436		
Cassel Salpeter & Co., LLC	April 30, 2016 to May 31, 2016	$37,854	NephroGenex, Inc.	Wire	7/8/2016	$30,000	$6,000	$87,500	$6,000
Cassel Salpeter & Co., LLC	June 1, 2016 to June 30, 2016	$25,000	NephroGenex, Inc.	Wire	8/9/2016	$20,000	$0		
Cassel Salpeter & Co., LLC	July 1, 2016 to July 31, 2016	$25,000	NephroGenex, Inc.	Wire	9/15/2016	$20,000	$0		
Cassel Salpeter & Co., LLC	April 30, 2016 to July 31, 2016	$17,500	NephroGenex, Inc.	Wire	10/19/2016	$17,500	$0		
Cole Schotz P.C.	April 30, 2016 to May 31, 2016	$149,441	NephroGenex, Inc.	Wire	7/8/2016	$118,199	$1,692	$942,415	$12,910
Cole Schotz P.C.	June 1, 2016 to June 30, 2016	$87,846	NephroGenex, Inc.	Wire	8/9/2016	$68,597	$2,100		
Cole Schotz P.C.	July 1, 2016 to July 31, 2016	$95,445	NephroGenex, Inc.	Wire	9/12/2016	$75,544	$1,016		
Cole Schotz P.C.	April 30, 2016 to July 31, 2016	$65,585	NephroGenex, Inc.	Wire	10/19/2016	$65,585	$0		
Cole Schotz P.C.	August 1, 2016 to August 31, 2016	$79,158	NephroGenex, Inc.	Wire	10/18/2016	$62,646	$850		
Cole Schotz P.C.	September 1, 2016 to September 30, 2016	$71,716	NephroGenex, Inc.	Wire	11/16/2016	$56,828	$705		
Cole Schotz P.C.	October 1, 2016 to October 31, 2016	$49,199	NephroGenex, Inc.	Wire	12/12/2016	$38,098	$326		
Cole Schotz P.C.	August 1, 2016 to October 31, 2016	$40,643	NephroGenex, Inc.	Wire	1/5/2017	$40,643	$0		
Cole Schotz P.C.	November 1, 2016 to November 30, 2016	$73,485	NephroGenex, Inc.	Wire	1/13/2017	$58,468	$381		
Cole Schotz P.C.	December 1, 2016 to December 31, 2016	$80,428	NephroGenex, Inc.	Wire	2/13/2017	$64,108	$293		
Cole Schotz P.C.	January 1, 2017 to January 31, 2017	$179,193	NephroGenex, Inc.	Wire	3/13/2017	$141,006	$2,956		
Cole Schotz P.C.	November 1, 2016 to January 31, 2017	$65,895	NephroGenex, Inc.	Wire	3/16/2017	$65,895	$0		
Cole Schotz P.C.	February 1, 2017 to February 28, 2017	$111,088	NephroGenex, Inc.	Wire	4/19/2017	$86,797	$2,592		
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.	April 30, 2016 to July 31, 2016	$22,509	NephroGenex, Inc.	Wire	8/30/2016	$22,300	$209	$22,300	$209
McDonnell Boehnen Hulbert & Berghoff LLF	April 30, 2016 to July 31, 2016	$4,458	NephroGenex, Inc.	Wire	8/30/2016	$4,450	$8	$30,906	$9,596
McDonnell Boehnen Hulbert & Berghoff LLF	August 1, 2016 to September 30, 2016	$11,289	NephroGenex, Inc.	4275	10/11/2016	$6,381	$4,908		
McDonnell Boehnen Hulbert & Berghoff LLF	October 1, 2016 to October 31, 2016	$13,309	NephroGenex, Inc.	4294	11/8/2016	$11,650	$1,659		
McDonnell Boehnen Hulbert & Berghoff LLF	October 1, 2016 to October 31, 2016	$4,554	NephroGenex, Inc.	4320	12/20/2016	$4,506	$48		
McDonnell Boehnen Hulbert & Berghoff LLF	December 1, 2016 to December 31, 2016	$2,573	NephroGenex, Inc.	4332	1/16/2017	$425	$2,148		
McDonnell Boehnen Hulbert & Berghoff LLF	February 1, 2017 to February 28, 2017	$4,319	NephroGenex, Inc.	Wire	3/17/2017	$3,494	$825		

NephroGenex, Inc.
Statement of Operations
For the reporting period of April 1, 2017 to April 30, 2017

		Apr-17		Cumulative Filing To Date
Operating Expenses:				
Research & Development[1]	$	200	$	304,417
Corporate Governance[2]	$	72,483	$	1,079,489
Compensation & Benefits[3]	$	71,030	$	845,144
Professional and Consultant Fees[4]	$	412	$	200,327
Office, Telecommunication and Supplies	$	5,286	$	95,575
Rent	$	-	$	90,054
Dues and Subscriptions			$	4,176
Depreciation	$	168	$	10,315
Travel-Related Expenses	$	186	$	1,856
Prepetition Debt Paid	$	-	$	602
Total Operating Expenses	$	149,765	$	2,631,954
Other Income/Expenses:				
Reorganization Expenses[5]	$	85,372	$	1,493,957
Loss on Sale and Disposal of Fixed Assets[6]	$	-	$	21,719
Miscellaneous Income[7]	$	-	$	(16,127)
Gain on Settlement of Post-Petition Debt[8]	$	(15,149)	$	(15,149)
Interest Expense (Income)	$	-	$	(24)
Net Loss	$	219,988	$	4,116,330

1. Research & Development expenses consist of wind-down activities associated with PYR-311, a $250,000 settlement reached with South Carolina Research Foundation [Docket No. 336], approved by the Court on February 14, 2017 and a $10,000 settlement reached with B.E. Capital Management Fund LP, assignee of a claim filed by J. Wesley Fox [Docket No. 397], approved by the Court on April 13, 2017. However, Research & Development expenses do not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.

2. Corporate Governance expenses consist of board of director fees, insurance and other governance services incurred during the period.

3. Compensation & Benefits consist of payroll, payroll taxes and employee benefits during the period.

4. Professional and Consultant Fees consist of costs incurred with ordinary course professionals/consultants during the period.

5. Reorganization Expenses consist of fees incurred by the Debtor's retained professionals, Cole Schotz P.C., Cassel Salpeter & Co., LLC and Kurtzman Carson Consultants LLC, a payment to an expert witness used by the Debtor in connection with the litigation of a proof of claim and U.S. Trustee fees owed.

6. In January 2017, the Company sold or abandoned substantially all of its furniture, fixtures and computer equipment with a net book value of approximately $23,638. The loss represents the net book value of these fixed assets at the time of sale or abandonment coupled with the cash receipts in the amount of $1,919 for the sale of these fixed assets under the De Minimis Asset Sale Order.

7. Miscellaneous Income represents refunds received from vendors, proceeds from the sale of a Varidesk Pro Plus 36 standing desk to an employee of the Debtor's landlord pursuant to the De Minimis Asset Sale Order and a franchise tax refund received from the Department of Revenue of North Carolina for an overpayment of a franchise tax related to calendar year of 2014.

8. Gain on Settlement of Post-Petition Debt in April 2017 represents a reduction of total post-petition amount owed to Catalent Pharma Solutions.

NephroGenex, Inc.
Balance Sheets

	Book Value on Petition Date April 30, 2016	Book Value at End of Current Reporting Month April 30, 2017
Assets		
Current Assets		
Cash and Cash Equivalents	$ 4,611,056	$ 1,858,846
Restricted Cash	25,027	-
Prepaid Expenses and Other Assets[1]	2,768,947	2,101,679
Professional Retainers	246,806	194,566
Total Current Assets	7,651,836	4,155,091
Property and Equipment, net	37,061	3,106
Other Long-Term Assets	9,534	-
Total Assets	$ 7,698,430	$ 4,158,197
Liabilities and Stockholders' Equity (Deficit)		
Current Liabilities		
Accounts Payable[2]	$ 9,821	$ 3,236
Accrued and Other Liabilities[3]	3,738	26,376
Accrued Compensation[4]	27,837	81,106
Reorganization Liability	-	246,878
Total Current Liabilities	41,395	357,596
Liabilities Subject To Compromise[5]	5,462,449	5,721,847
Deferred Rent	24,185	24,682
Total Liabilities	5,528,029	6,104,125
Common Stock	12,948	12,954
APIC	91,815,598	91,815,592
Retained Earnings	(80,682,596)	(80,682,596)
Net Loss - Pre-Petition	(8,975,548)	(8,975,548)
Net Loss - Post-Petition		(4,116,330)
Total Stockholders' Equity	2,170,401	(1,945,928)
Total Liabilities & Stockholders' Equity (Deficit)	$ 7,698,430	$ 4,158,197

1. Prepaid Expenses and Other Assets consist of prepaid insurance (including D&O and clinical trial tail insurance), vendor deposits and advances in the ordinary course of business.

2. Accounts Payable as of April 30, 2016 represents an invoice related to Debtor's May rental payment that is typically payable in advance. The May rental payment was paid on or about May 5, 2016 in the ordinary course of business. Accounts Payable as of the current reporting period represents post-petition accounts payable. However, Accounts Payable as of the current reporting period does not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.

3. Accrued and Other Liabilities as of April 30, 2016 represents COBRA payments received from former employees for the month of May 2016. The May 2016 COBRA payments for these former employees were paid on or about May 5, 2016 subsequent to the Interim Wage Order being entered by the Bankruptcy Court. Accrued and Other Liabilities as of the current reporting period represents post-petition Accrued and Other Liabilities.

4. Accrued Compensation represents accrued paid-time-off earned but not yet used or paid. The amounts as of April 30, 2016 represent pre-petition amounts. The amounts as of the current reporting period represent pre-petition amounts plus any incremental amounts earned during the post-petition period.

5. Liabilities Subject To Compromise do not include contingent severance liabilities. The increase in Liabilities Subject To Compromise from the petition date represents a $250,000 settlement with South Carolina Research Foundation [Docket No. 336], approved by the Court on February 14, 2017 and a $10,000 settlement reached with B.E. Capital Management Fund LP, assignee of a claim filed by J. Wesley Fox [Docket No. 397], approved by the Court on April 13, 2017.

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
All postpetition taxes were current as of 4/30/2017 and paid in the ordinary course by the Debtor						
State and Local						
All postpetition taxes were current as of 4/30/2017 and paid in the ordinary course by the Debtor						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	Number of Days Past Due				
		0-30	31-60	61-90	Over 90	Total
Accounts Payable[1]	$ 513	$ -	$ -	$ -	$ 2,723	$ 3,236
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:______________						
Other:______________						
Total Postpetition Debts	$ 513	$ -	$ -	$ -	$ 2,723	$ 3,236

1. A majority of these amounts relate to services provided by the Debtor's ordinary course professionals and will be paid during the month of May

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 04/01/2017 -04/30/2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount	
NOT APPLICABLE		
Accounts Receivable Aging	**Amount**	
NOT APPLICABLE		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

EAST WEST BANK Your financial bridge®

19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT
Page 1 of 3
STARTING DATE: April 01, 2017
ENDING DATE: April 30, 2017
Total days in statement period: 30
[redacted]
(8)

NEPHROGENEX INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE # 16-11074
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

Commercial Analysis Checking

Account number	[redacted]	Beginning balance		$2,052,032.70
Enclosures	8	Total additions	(0)	.00
Low balance	$1,864,444.04	Total subtractions	(20)	187,588.66
Average balance	$1,968,734.05	Ending balance		$1,864,444.04

CHECKS

Number	Date	Amount	Number	Date	Amount
4364	04-24	427.41	4370	04-17	836.84
4365	04-18	509.26	4371	04-20	200.41
4366	04-19	852.06	4372	04-21	125.00
4367	04-19	14,236.08	* Skip in check sequence		
4369 *	04-25	149.30			

DEBITS

Date	Transaction Description		Subtractions
04-03	Outgoing Wire	Pierre Legault of Stone Management	5,000.00
04-03	Outgoing Wire	James Mitchum	5,000.00
04-03	Outgoing Wire	Robert Seltzer	5,000.00
04-03	Preauth Debit	HEALTHEQUITY INC HealthEqui 170403	1,108.34
04-07	Preauth Debit	THE GUARDIAN APR GP INS 170407 50174400CC20000	443.60
04-07	Preauth Debit	PLC OPERATING CORP COLL HOSTING FEE	1,125.00
04-12	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	19,312.19
04-13	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	11,957.75
04-19	Outgoing Wire	Cole Schotz P.C.	89,388.81
04-26	Outgoing Wire	Willis of New York , Inc.	1,719.00
04-26	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	19,321.23
04-27	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	10,876.38

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
03-31	2,052,032.70	04-12	2,015,043.57	04-18	2,001,739.72
04-03	2,035,924.36	04-13	2,003,085.82	04-19	1,897,262.77
04-07	2,034,355.76	04-17	2,002,248.98	04-20	1,897,062.36

EAST WEST BANK Your financial bridge®

19625 Stevens Creek Blvd
Cupertino CA 95014

STARTING DATE: April 01, 2017
ENDING DATE: April 30, 2017
[redacted]

NEPHROGENEX INC

Date	Amount	Date	Amount	Date	Amount
04-21	1,896,937.36	04-25	1,896,360.65	04-27	1,864,444.04
04-24	1,896,509.95	04-26	1,875,320.42		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
NEPHROGENEX, INC.,	Case No. 16-11074 (KG)
Debtor.	

AFFIDAVIT OF SERVICE

STATE OF DELAWARE)
) SS
COUNTY OF NEW CASTLE)

I, Pauline Z. Ratkowiak, being duly sworn according to law, depose and state that I am employed by Cole Schotz P.C. and on May 11, 2017, I caused a copy of the **Notice of Filing of Monthly Operating Report for the Period of April 1, 2017 through April 30, 2017** to be served via First-Class Mail on the following parties:

Mark Kenney, Trial Attorney
U.S. Department of Justice
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Lockbox 35
Wilmington, DE 19801

Diane M. Giordano, Bankruptcy Analyst
U.S. Department of Justice
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Lockbox 35
Wilmington, DE 19801

Pauline Z. Ratkowiak, Paralegal
COLE SCHOTZ P.C.
500 Delaware Avenue, Suite 1410
Wilmington, DE 19801

SWORN TO AND SUBSCRIBED before me
this 11th day of May, 2017

NOTARY PUBLIC
RACHEL DEELY
NOTARY PUBLIC, State of Delaware
My Commission Expires September 23, 2020

55151/0001-13153640v12